                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-4, of our report dated February 26, 1997, included in WorldCom, Inc.'s Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.

                                            ARTHUR ANDERSEN LLP

Jackson, Mississippi,
September 30, 1997.